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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)          August 28, 2003
                                                 -------------------------------

                             MERCHANTS BANCORP, INC.
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             (Exact Name of Registrant as Specified in its Charter)

         Ohio                             0-49971               31-1467303
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(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
of Incorporation)                                           Identification No.)

   100 North High Street, Hillsboro, Ohio                         45133
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's Telephone Number, including Area Code        (937) 393-1993
                                                   -----------------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number    Description of Exhibit

10 Stock Redemption Agreement dated as of August 28, 2003 executed by and among the Company and Janet F. Daniel, Mary Jane Mallory and Sara Fling West.


ITEM 9. REGULATION FD DISCLOSURE

On August 28, 2003 Merchants Bancorp, Inc. (the "Company") entered into a Stock Redemption Agreement (the "Agreement") with three related shareholders (the "Fling Family") to repurchase a total of 333,349.994 shares in the aggregate, approximately 11% of the Company's outstanding Shares of common stock. The price established under the Agreement was $21.00 per share, an aggregate purchase price of $7,000,349.87. At the conclusion of the transaction, the Company will have 2,666,650.006 shares issued and outstanding and will hold the 333,349.994 repurchased shares as treasury stock. The Fling Family will continue to hold 18,000 shares or approximately 0.675% of the issued and outstanding common stock of the Company. The repurchase will occur in two steps, the first involving the repurchase of 55,000 shares was concluded on September 5, 2003. The balance of 278,349.994 shares will be repurchased on January 5, 2004.

A copy of the Stock Redemption Agreement is attached to this filing as Exhibit
10. Exhibit A to the Agreement, which contains personal and privileged financial information concerning the members of the Fling Family is not included as a part of Exhibit 10.

The Company intends to pay for the repurchase of the shares through internal funding sources including the repayment of a portion of a subordinated note from Merchants National Bank, the Company's wholly owned subsidiary.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

         Dated: September 5, 2003

                                                       /S/ Paul W. Pence, Jr.
                                                       -------------------------
                                                       Paul W. Pence, Jr.
                                                       President and CEO




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                                  EXHIBIT INDEX

Exhibit
Number                         Description of Exhibit
-------                        ----------------------

10 Stock Redemption Agreement dated as of August 28, 2003 executed by and among the Company and Janet F. Daniel, Mary Jane Mallory and Sara Fling West.



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